UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Inovalon Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36841	47-1830316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4321 Collington Road
Bowie,	Maryland	20716
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 809-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Class A Common Stock, $0.000005 par value per share	INOV	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Inovalon Holdings, Inc. (the "Company") held on June 2, 2021 (the "Annual Meeting"), the Company’s stockholders voted on the following matters: (1) the election of seven directors to hold office until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified, including Keith R. Dunleavy, M.D., Denise K. Fletcher, William D. Green, Isaac S. Kohane, M.D., Ph.D., Mark A. Pulido, Lee D. Roberts and William J. Teuber, Jr.; (2) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (3) a non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers as defined and described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 12, 2021 (the "Proxy Statement").

Proposal 1 – Election of Directors

At the Annual Meeting, the following persons comprising the entire previous Board were duly elected as directors of the Company to hold office until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified: Keith R. Dunleavy, M.D., Denise K. Fletcher, William D. Green, Isaac S. Kohane, M.D., Ph.D., Mark A. Pulido, Lee D. Roberts and William J. Teuber, Jr. The table below sets forth the voting results for each director nominee:

Nominee	For	Withheld	Broker Non-Votes
Keith R. Dunleavy, M.D.	781,652,447	8,773,001	8,901,741
Denise K. Fletcher	779,786,628	10,638,820	8,901,741
William D. Green	764,215,111	26,210,337	8,901,741
Isaac S. Kohane, M.D., Ph.D.	780,480,253	9,945,195	8,901,741
Mark A. Pulido	781,724,369	8,701,079	8,901,741
Lee D. Roberts	781,387,336	9,038,112	8,901,741
William J. Teuber, Jr.	774,942,061	15,483,387	8,901,741

Proposal 2 – Ratification of Selection of Independent Registered Auditor

At the Annual Meeting, the Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The table below sets forth the voting results for this proposal:

	For	Against	Abstained
Deloitte & Touche LLP	797,049,443	2,242,764	34,992

Proposal 3 – Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

At the Annual Meeting, the Company’s stockholders approved a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement. The table below sets forth the voting results for the non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers:

For	Against	Abstained	Broker Non-Votes
789,717,989	642,508	64,951	8,901,741

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVALON HOLDINGS, INC.

Dated: June 3, 2021	By:	/s/ KEITH R. DUNLEAVY, M.D.
Keith R. Dunleavy, M.D.
Chief Executive Officer and Chairman